SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 26, 2002

MTI TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of
Incorporation or Organization)

0-23418	95-3601802

(Commission File Number)	(I.R.S. Employer Identification No.)

4905 E. La Palma Avenue
Anaheim, California 92807

(Address of Principal Executive Offices) (Zip Code)

(714) 970-0300

(Registrant’s telephone number,
including area code)

Item 9. Regulation FD Disclosure.

         On August 26, 2002, the Chief Executive Officer, Thomas P. Raimondi, Jr. and the Chief Financial Officer, Mark A. Franzen, of MTI Technology Corporation, a Delaware corporation (the “Company”), each executed a certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the Company’s Form 10-Q filed with the Securities and Exchange Commission on August 26, 2002.

         The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTI TECHNOLOGY CORPORATION

Date: August 26, 2002	/s/ Mark A. Franzen

Mark A. Franzen Chief Financial Officer